QuickLinks -- Click here to rapidly navigate through this document

Exhbit 99.3

HALO Industries, Inc.
June 2002

Case #02 B 12059 (HALO Industries DIP)

Exhibit A—Consolidated HALO DIP

MOR#1—Cash Receipts & Disbursements

In re HALO Industries, Inc.	Case No. 02 B 12059
Debtor	Reporting Period: June 2002

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

        Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH—ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CONT)]

	BANK ACCOUNTS				CURRENT MONTH		CUMULATIVE FILING TO DATE
	OPER	PAYROLL	TAX	OTHER	ACTUAL	PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH
RECEIPTS
CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)
TOTAL RECEIPTS
DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE & OTHER TAXES
INVENTORY PURCHASES
SECURED/RENTAL/LEASES
INSURANCE
ADMINISTRATIVE
SELLING
OTHER (ATTACH LIST)
OWNER DRAW*
TRANSFERS (TO DIP ACCTS)
PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS
NET CASH FLOW (RECEIPTS LESS DISBURSEMENT)
CASH — END OF MONTH

*
COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	$
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	$
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	$
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	$

FORM MOR-1
(9/99)

See Exhibit "A"

HALO INDUSTRIES—DIP CASH FLOW PROJECTIONS FOR THE WEEK ENDING	Actual June	Budget June	Variance Fav/(Unfav)
A/R CASH RECEIPTS	8,628	8,148	480
DCP REDEMPTION	—	55	(55)
PROGRAM LIQUIDATION COLLECTIONS	—	—	—
PROCEEDS FROM SALE & C/R OTHER	—	—	—
	8,628	8,203	425

CASH REQUIREMENTS
PRODUCT	2,915	4,298	1,383
SUPPLIER DEPOSIT	—	—	—
PREPAYMENTS	—	—	—
SELLING EXPENSE
COMMISSIONS	911	1,086	175
WAGES	48	75	27
SEVERANCE	—	12	12
PAYROLL TAX	38	85	47
SALES ASST.	—	—	—
SAMPLE EXPENSE	19	26	7
MARKETING EXP	—	—	—
CATALOGS	1	12	11
ADVERTISING	0	0	0
AUTOMOBILE	—	—	—
TRAVEL	—	0	0
MEALS & ENT.	—	—	—
PROMOTION & BUS. EXP.	0	0	0
EXHIBITS & SHOWS	0	0	0
NATIONAL MEETING EXP.	—	—	—
REGIONAL EXP MEETING	—	0	0
REBATE, ROYALTIES & REFUNDS	33	26	(7)
RECRUITING EXPENSE	—	—	—
MONTHLY ALLOWANCE	—	—	—

TOTAL SELLING	1,050	1,323	273

G&A EXPENSES
WAGES	479	444	(35)
WAGES—SEVERANCE	147	215	69
RETENTION BONUS	18	—	(18)
TEMP HELP	13	2	(11)
SALARY—OTHER	—	—	—
PAYROLL TAXES	34	50	16
EMPLOYEE BONUS	—	—	—
EDUCATION/TRAINING	—	—	—
401K EXP	—	3	3
GROUP INSURANCE	12	(13)	(26)
SELF INSURANCE CLAIMS	292	400	108
LIFE INSURANCE	—	—	—
OTHER EMPLOYEE BENEFITS	—	—	—
TRAVEL	11	7	(4)
M&E	3	4	0
AUTO EXP	0	—	(0)
RENT EXPENSE	—	225	225
RENT ADD ON EXP	47	4	(44)
UTILITIES	8	2	(6)
R&M & CAP EX	11	1	(10)
ALARM SERVICE	—	—	—
MOVING EXP	38	—	(38)
EQUIP RENTAL	77	5	(73)
REAL ESTATE TAXES	—	—	—
TELEPHONE	236	63	(173)
TELEPHONE REPAIRS	9	4	(5)
FREIGHT HOUSE	21	8	(13)
POSTAGE	2	3	1
COLLECTION EXP	—	1	1
BANK/CREDIT CARD FEES	143	111	(32)
OFFICE EXP	6	5	(2)
PRINTING/STATIONARY	8	7	(1)
DUES & SUBS	1	0	(1)
DATA LINES	85	9	(76)
COMPUTER SUPPLIES	4	232	227
COMPUTER SUPPORT	1	21	20
OFFICE SUPPLIES	4	5	1
ART SUPPLIES	—	0	0
SHOP SUPPLIES	—	—	—
SHIPPING SUPPLIES	2	6	4
PROFESSIONAL FEES	668	525	(143)
GEN LIAB & PROPERTY	—	40	40
PUBLIC COMPANY EXPENSES	—	—	—
BUS LICENSES & FEES	0	14	14
USE TAX/SALES TAX	38	330	293
TAX PENALTIES	—	—	—
CONTRIBUTIONS	—	0	0
INTEREST	—	53	53
MISCELLANEOUS	0	11	10
MANAGEMENT FEE/(RECEIPT)	(475)	(475)	—

TOTAL G&A	1,944	2,322	378

TOTAL CASH DISBURSEMENTS	5,908	7,942	2,034

NET CASH FLOW	2,720	261	2,459

HALO Industries, Inc.
June 2002

Case #02 B 12059 (HALO Industries DIP)

Exhibit E—Consolidated Statement of Operations (MOR#2)

HALO DIP
STATEMENT OF OPERATIONS
(Income Statement)
June 30, 2002

        The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$157,287	$128,088,520
Less: Returns and Allowances	—	(83)
Net Revenue	$157,287	$128,088,437
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add Cost of Labor
Add Other Costs
Less Ending inventory
Cost of Goods Sold	345,716	92,818,031
Gross Profit	(188,429)	35,270,406
OPERATING EXPENSES
Advertising	1,443	124,625
Auto and Truck Expenses	553	44,612
Bad Debts	12,829	451,543
Contributions
Employee Benefits Programs	84,202	3,015,275
Insider Compensation*	126,475	22,685,837
Insurance	26,690	604,572
Management Fee/Bonuses	17,508	1,886,852
Office Expense	15,742	261,791
Pension & Profit Sharing Plans
Repairs and Maintenance	9,147	532,058
Rent and Lease Expense	61,700	5,869,612
Salaries/Commission/Fees	591,631	13,544,919
Supplies	7,514	526,207
Taxes — Payroll	30,846	1,022,868
Taxes — Real Estate
Taxes — Other	18,897	341,974
Travel and Entertainment	16,244	809,420
Utilities	2,912	365,034
Other (attach schedule)	115,439	11,935,238
Total Operating Expenses Before Depreciation	1,139,771	64,022,437
Depreciation/Depletion/Amortization	402,435	4,736,360
Net Profit (Loss) Before Other Income & Expenses	(1,730,635)	(33,488,390)
OTHER INCOME & EXPENSES
Other Income (attach schedule)	—	(76,139)
Interest Expense	549,209	5,032,089
Other Expense (attach schedule)	—	—
Net Profit (Loss) Before Reorganization Items	(1,181,426)	(28,532,441)
REORGANIZATION ITEMS
Professional Fees	682,635	8,402,229
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
Gain(Loss) from sale of Equipment	—	(231,889)
Other Reorganization Expenses (attach schedule)	—	3,977,211
Total Reorganization Expenses	682,635	12,147,552
Income Taxes	—	—

Net Profit (Loss)	$(1,864,061)	$(40,679,993)

*
"Insider" is defined in 11 U.S.C. Section 101(31).

HALO DIP
STATEMENT OF OPERATIONS — continuation sheet
June 30, 2002

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs
Sample expense	—	27,216
Sample amortization	17,043	657,517
Marketing	—	10,472
Catalogs	143,742	5,330,741
Promotion and business development	—	23,786
Exhibit & show expenses	15,149	185,457
National meeting expense	—	—
Regional meeting expense	—	3,500
Royalty fees	26,601	287,886
Recruiting expense	—	503
Telemarketing — phone	—	4,308
Other selling expenses	—	(1)
Intercompany Selling Expense	—	—
Telephone / facsimile	120,794	2,270,357
Postage and freight	26,736	1,667,065
Bank fees / credit card charges	129,977	865,688
Computer expenses	19,234	537,576
Public company expenses	48,492	525,263
Other	42,669	4,576,475
Allocation Exp	(475,000)	(5,038,571)

Total Other	115,439	11,935,238

Events by HA-LO
STATEMENT OF OPERATIONS
(Income Statement)
June 30, 2002

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$125,815	$2,240,504
Less: Returns and Allowances	—	—
Net Revenue	$125,815	$2,240,504
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add Cost of Labor
Add Other Costs
Less Ending inventory
Cost of Goods Sold	84,073	1,337,057
Gross Profit	41,742	903,447
OPERATING EXPENSES
Advertising	—	—
Auto and Truck Expenses	500	5,500
Bad Debts	—	—
Contributions
Employee Benefits Programs	7,401	56,042
Insider Compensation*	19,724	263,209
Insurance	—	—
Management Fee/Bonuses	—	—
Office Expense	101	2,319
Pension & Profit Sharing Plans
Repairs and Maintenance	—	—
Rent and Lease Expense	—	6,811
Salaries/Commission/Fees	23,371	439,685
Supplies	601	667
Taxes — Payroll	1,363	49,992
Taxes — Real Estate
Taxes — Other	—	—
Travel and Entertainment	256	5,269
Utilities	—	—
Other (attach schedule)	10,864	120,880
Total Operating Expenses Before Depreciation	64,181	950,374
Depreciation/Depletion/Amortization	—	—
Net Profit (Loss) Before Other Income & Expenses	(22,440)	(46,927)
OTHER INCOME & EXPENSES
Other Income (attach schedule)	—	—
Interest Expense	14,616	182,380
Other Expense (attach schedule)	—	—
Net Profit (Loss) Before Reorganization Items	(7,824)	135,454
REORGANIZATION ITEMS
Professional Fees	—	—
US Trustee Quarterly Fees
Interest Earned on Accumulated Cash from Chapter 11
Gain(Loss) from sale of Equipment	—	—
Other Reorganization Expenses (attach schedule)	—	—
Total Reorganization Expenses	—	—
Income Taxes	—	—
Net Profit (Loss)	$(7,824)	$135,454
*
"Insider" is defined in 11 U.S.C. Section 101(31).

Events by HA-LO
STATEMENT OF OPERATIONS — continuation sheet
June 30, 2002

BREAKDOWN OF "OTHER" CATEGORY	Month	Cumulative Filing to Date
Other Costs
Sample expense	—	—
Sample amortization	—	—
Marketing	—	—
Catalogs	—	—
Promotion and business development	—	—
Exhibit & show expenses	—	—
National meeting expense	—	—
Regional meeting expense	—	—
Royalty fees	—	—
Recruiting expense	—	—
Telemarketing — phone	—	—
Other selling expenses	—	—
Intercompany Selling Expense	—	—
Telephone / facsimile	407	5,145
Postage and freight	—	629
Bank fees / credit card charges	40	(1,489)
Computer expenses	—	2,012
Public company expenses	—	—
Other	—	0
Allocation Exp	10,417	114,583

Total Other	10,864	120,880

HALO Industries, Inc.
June 2002

Case #02 B 12059 (HALO Industries DIP)

Exhibit F—Consolidated Balance Sheet (MOR#3)

HALO DIP
BALANCE SHEET
June 30, 2002

        The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
CURRENT ASSETS
Unrestricted Cash and Equivalents	(888,299)	1,207,623
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable	15,748,621	47,810,047
Notes Receivable	—	—
Inventories	2,182,222	12,658,204
Prepaid Expenses	1,857,877	7,755,134
Professional Retainers
Other Current Assets (attach schedule)	191,142,944	192,206,777
TOTAL CURRENT ASSETS	$210,043,364	$261,637,784
PROPERTY AND EQUIPMENT
Real Property and Improvements	294,491	3,942,889
Machinery and Equipment	15,212,701	16,998,197
Furniture, Fixtures and Office Equipment	4,398,360	9,717,576
Leasehold Improvements	2,249,674	4,153,447
Vehicles	56,679	77,208
Less Accumulated Depreciation	(14,061,199)	(16,663,533)
TOTAL PROPERTY & EQUIPMENT	$8,150,706	$18,225,785
OTHER ASSETS>
Loans to Insiders
Other Assets (attach schedule)	230,786,075	233,583,342
TOTAL OTHER ASSETS	$230,786,075	$233,583,342
TOTAL ASSETS	448,980,146	$513,446,911
LIABILITIES AND OWNER EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	7,995,067	27,060,128
Taxes Payable (refer to FORM MOR-4)	(11,572,918)	(11,489,445)
Wages Payable	2,694,618	8,197,012
Notes Payable
Rent / Leases — Building/Equipment
Professional Fees
Amounts Due Insiders
Other Postpetition Liabilities (attach schedule)	22,150,879	47,213,511
TOTAL POSTPETITION LIABILITIES	$21,267,646	$70,981,206
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt	27,707,518	—
TOTAL PRE-PETITION LIABILITIES	$27,707,518	$—
TOTAL LIABILITIES	$48,975,164	$70,981,206
OWNER EQUITY
Capital Stock	470,592,994	470,592,994
Additional Paid in Capital	—	—
Partners' Capital Account
Owners Equity Account
Retained Earnings — Pre-Petition	(52,961,304)	(18,714,695)
Retained Earnings — Postpetition	(14,520,269)	(27,067,242)
Adjustments to Owners Equity (attach schedule)	(3,106,439)	17,654,646
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—
NET OWNER EQUITY	$400,004,982	$442,465,703
TOTAL LIABILITIES AND OWNER'S EQUITY	448,980,146	$513,446,909
*
"Insider" is defined in 11 U.S.C. Section 101(31).

HALO DIP
BALANCE SHEET — continuation sheet
June 30, 2002

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Current Assets
S/T Investments	—	—
Intercompany Receivable (Payable)	191,142,944	192,206,777
Other Current Assets	191,142,944	192,206,777
Other Assets
Intangible Assets	9,879,494	14,051,075
Officer advances	(3,036)	30,938
Sample Inventory	6,680	6,680
Marketable securities	24,747	25,000
Note receivable	2,601,227	(23)
CSV — Life insurance	12,000	1,202,742
Security deposits	369,817	287,341
Other assets — miscellaneous	(5,755)	5,748
Deferred taxes — non current	2,717,076	2,717,076
Investments	215,183,826	215,256,766
Other Assets	230,786,075	233,583,342
LIABILITIES AND OWNERS EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities
Current maturities of long-term debt	—	—
Book overdraft	—	—
Accounts payable-unvouchered receipts	1,303,052	574,217
Accounts payable — rebates receivable	(1,218,236)	(1,314,249)
Accounts payable — manual	3,816,288	9,916,853
Customer deposit	459,022	4,882,994
Accrued interest	4,742	4,742
Accrued WIP costs	(34,995)	—
Accrued expenses other	5,912,612	6,375,859
Due to Related Parties	15,000	—
Deferred Taxes — current	972,278	972,278
S/T Restructuring Reserve	6,299,576	9,213,061
Term loans	—	—
Line of credit	4,563,271	15,272,006
Capital lease obligations	—	—
Deferred rent	284	—
Deferred compensation	37,530	1,295,295
Deferred liabilities — other	20,455	20,455
Deferred payments — acquisitions	—	—
Deferred taxes — non current	—	—
Reserve for Restructuring	—	—
Other Postpetition Liabilities	22,150,879	47,213,511
Adjustments to Owner Equity
Unamortized compensation — SE	(935,620)	(1,035,620)
Cumulative translation adjustment	(1,276,711)	(290,092)
CTA — forecast category only	—	—
Retained Earnings — Other	(894,108)	18,980,358
Adjustments to Owner Equity	(3,106,439)	17,654,646

Events by HA-LO
BALANCE SHEET
June 30, 2002

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
CURRENT ASSETS
Unrestricted Cash and Equivalents	1,194	3,318
Restricted Cash and Cash Equivalents (see continuation sheet)
Accounts Receivable	62,970	773,836
Notes Receivable	—	—
Inventories	—	—
Prepaid Expenses	154,215	46,415
Professional Retainers
Other Current Assets (attach schedule)	2,120,872	2,336,788

TOTAL CURRENT ASSETS	$2,339,252	$3,160,358
PROPERTY AND EQUIPMENT
Real Property and Improvements	—	—
Machinery and Equipment	—	—
Furniture, Fixtures and Office Equipment	—	—
Leasehold Improvements	—	—
Vehicles	—	—
Less Accumulated Depreciation	—	—
TOTAL PROPERTY & EQUIPMENT	$—	$—

OTHER ASSETS
Loans to Insiders
Other Assets (attach schedule)	(10,504)	—
TOTAL OTHER ASSETS	$(10,504)	$—

TOTAL ASSETS	2,328,748	$3,160,358
LIABILITIES AND OWNER EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	(46,393)	—
Taxes Payable (refer to FORM MOR-4)	—	—
Wages Payable	31,033	508,022
Notes Payable
Rent/Leases—Building/Equipment
Professional Fees
Amounts Due Insiders
Other Postpetition Liabilities (attach schedule)	225,259	715,335
TOTAL POSTPETITION LIABILITIES	$209,899	$1,223,356
LIABILITIES SUBJECT TO COMPROMISE (Pre-petition)
Secured Debt
Priority Debt
Unsecured Debt	46,393	—
TOTAL PRE-PETITION LIABILITIES	$46,393	$—

TOTAL LIABILITIES	$256,292	$1,223,356
OWNER EQUITY
Capital Stock	—	—
Additional Paid in Capital	—	—
Partners' Capital Account
Owners Equity Account
Retained Earnings—Pre-Petition	2,128,661	1,581,035
Retained Earnings—Postpetition	(56,205)	355,967
Adjustments to Owners Equity (attach schedule)	—	—
Postpetition Contributions (Distributions) (Draws) (attach schedule)	—
NET OWNER EQUITY	$2,072,456	$1,937,002

TOTAL LIABILITIES AND OWNER'S EQUITY	2,328,748	$3,160,358
*
"Insider" is defined in 11 U.S.C. Section 101(31).

Events by HA-LO
BALANCE SHEET — continuation sheet
June 30, 2002

ASSETS	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Current Assets
S/T Investments	—	—
Intercompany Receivable (Payable)	2,120,872	2,336,788
Other Current Assets	2,120,872	2,336,788
Other Assets
Intangible Assets	—	—
Officer advances	—	—
Sample Inventory	—	—
Marketable securities	—	—
Note receivable	—	—
CSV — Life insurance	—	—
Security deposits	—	—
Other assets — miscellaneous	(10,504)	—
Deferred taxes — non current	—	—
Investments	—	—
Other Assets	(10,504)	—

LIABILITIES AND OWNERS EQUITY	Book Value at End Of Current Reporting Month	Book Value on Petition Date
Other Postpetition Liabilities
Current maturities of long-term debt	—	—
Book overdraft	—	—
Accounts payable — unvouchered receipts	—	—
Accounts payable — rebates receivable	—	—
Accounts payable — manual	17,924	15,146
Customer deposit	207,335	700,189
Accrued interest	—	—
Accrued WIP costs	—	—
Accrued expenses other	—	—
Due to Related Parties	—	—
Deferred Taxes — current	—	—
S/T Restructuring Reserve	—	—
Term loans	—	—
Line of credit	—	—
Capital lease obligations	—	—
Deferred rent	—	—
Deferred compensation	—	—
Deferred liabilities — other	—	—
Deferred payments — acquisitions	—	—
Deferred taxes — non current	—	—
Reserve for Restructuring	—	—
Other Postpetition Liabilities	225,259	715,335
Adjustments to Owner Equity
Unamortized compensation — SE	—	—
Cumulative translation adjustment	—	—
CTA—forecast category only	—	—
Retained Earnings — Other	—	—
Adjustments to Owner Equity	—	—

HALO Industries, Inc.
June 2002

Case #02 B 12059 (HALO Industries DIP)

Exhibit G—Schedule of Consolidated Post-Petition Tax Filings & Tax Payments (MOR#4)

In re HALO Industries, Inc.	Case No. 02 B 12059
Debtor	Reporting Period: June 2002

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Tax Ending Liability
Federal
Withholding
FICA — Employee
FICA — Employer
Unemployment
Income
Other:
Total Federal Taxes
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:
Total State and Local
Total Taxes

See Exhibit G

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

See Exhibit H1-H4

Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable
Wages Payable
Taxes Payable
Rent/Leases — Building
Rent/Leases — Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*
Other:
Other:
Total Postpetition Debts

Explain how and when the Debtor intends to pay any past-due postpetition debts.

        Current vendor payments terms are Net 7 from receipt date of invoice.

FORM MOR-4
(9/99)

*
"Insider" is defined in 11 U.S.C. Section 101(31).

HA-LO INDUSTRIES, INC
IN PAYMENT OF SALES AND USE TAX FOR THE PERIOD:
June 1, 2002 to June 30, 2002

DATE SUBMITTED:	9/8/2002
DATE REQUIRED:	7/12/2002
Vendor #	Payable To/ Address	Total Amount of Check
13824	Alabama Department of Revenue	$584.16
PAYTO	Sales and Use Tax Division P.O. Box 831199 Birmingham, AL 35283-1199
13828	Tax Trust Acct	$31.35
PAYTO	Sales Tax Division PO Box 830725 Birmingham, AL. 35283-0725
	City of Arab Sales Tax Division P.O. Box 1324 Hartselle, AL 35640-1324	$—
23922	Baldwin County	$4.67
PAYTO	Sales & Use Tax Department P.O. Box 369 Foley, AL 36536
13826	City of Birmingham	$1,919.93
PAYTO	P.O. Box 10566 Birmingham, AL 35296-0001
13840	Cullman County	$—
PAYTX	402 Arnold Street NE PO Box 1206 Cullman, AL 35056-1206
12790	City of Decatur	$—
PAYTX	Drawer 1059 PO Box 830822 Birmingham, AL 35283-0822
13829	City of Huntsville	$—
PAYTO	City Clerk P.O. Box 040003 Huntsville, AL 35804
25578	Jefferson County	$3.03
PAYTO	Department of Revenue P.O. Box 830710 Birmingham, AL 35283-0710
	Morgan County Sales Tax Office PO Box 1848 Decatur, AL. 35602	$2.19
15880	Colorado Department of Revenue	$521.00
PAYTX	Taxpayer Service Division 1375 Sherman Street Denver, CO 80261
23382	City & County of Denver	$201.16
PAYTO1	Department of Revenue, Treasury Division P. O. Box 17430 Denver, CO 80217-0430
13834	State Tax Commission	$111.62
PAYTO	PO Box 76 Boise, ID 83707
16885	Massachusetts Department of Revenue	$986.95

PAYTO	P.O. Box 7039 Boston, MA 02204
14260	State of Michigan	278.77
PAYTX	Dept 77802 Detroit, MI 48277-0003
1994	Minnesota Department of Revenue	$549.00
PAYTX	Minnesota Sales and Use Tax P.O. Box 64622 St. Paul, MN 55146-4622
13837	New Jersey Sales Tax	$467.81
PAYTO	CN-999 Trenton, NJ 08646-0999
13833	NYS Sales Tax Processing	$—
PAYTX	General Post Office PO Box 1208 New York, NY 10116-1208
14259	North Carolina Department of Revenue	$1,341.03
PAYTO1	PO Box 25000 Raleigh, NC 27640
14259	North Carolina Department of Revenue	$—
PAYTO4	Mecklenburg Public Transportation PO Box 25000 Raleigh, NC 27640
3568	Treasurer of State of Ohio	$7,398.56
PAYTAX	P.O. Box 16560 Columbus, OH 43266-00600
13835	South Carolina Tax Commission	$574.61
PAYTO	SC Department of Revenue and Taxation Sales Tax Return Columbia, SC 29214-0102
28769	Virginia Department of Taxation	$381.11
PAYTX	Processing Services Division PO Box 26626 Richmond, VA 23261-6626
22156	State of Washington	$526.04
PAYTO	Department of Revenue PO Box 34051 Seattle, WA 98124-1051
16090	City of Bellevue	$—
Qtrly PAYTX1	P.O. Box 34372 Seattle, WA 98124-1372

Subtotal of checks required		15,882.99

EFT's	NO CHECKS ARE REQUIRED	EFT's
24/30	California Board of Equalization	$10,743.00
10614	Commissioner of Revenue Services	$1,306.87
PAYTX	Department of Revenue Services P.O. Box 5030 Hartford, CT 06102-5030
	Florida Dept of Revenue	$—
	Georgia Dept of Revenue	$6,366.91
	Indiana Dept of Revenue	$574.17
Prepays	Illinois Dept of Revenue	$—
5/7/2002
Prepays	Illinois Dept of Revenue	$—
5/15/2002
Prepays	Illinois Dept of Revenue	$—
5/22/2002
Prepays	Illinois Dept of Revenue	$—
5/31/2002
	Illinois Dept of Revenue	$—
	PA Dept of Revenue	$3,743.71
	Tennessee Department of Revenue	$15,704.00
	Texas Dept of Revenue	$21,722.17
	Wisconsin Department of Revenue	$526.40

Subtotal of EFTS		$60,687.23

Total Sales Tax Payments		$76,570.22

Check Disbursements By Date:
Check Disbursements Post Marked the 15th		$9,018.36
Check Disbursements Post Marked the 20th		$6,338.59
Check Disbursements Post Marked the 25th		$526.04
Check Disbursements Post Marked the 30th		$—
Total Checks		$15,882.99

EFT Disbursements By Date:
EFT Disbursements Posted By Bank On 7th:		$—
EFT Disbursements Posted By Bank On 8th:		$—
EFT Disbursements Posted By Bank On 15th:		$—
EFT Disbursements Posted By Bank On 20th:		$48,637.36
EFT Disbursements Posted By Bank On 22th:		$—
EFT Disbursements Posted By Bank On 24th:		$10,743.00
EFT Disbursements Posted By Bank On 30th:		$—
EFT Disbursements Posted By Bank On 31th:		$1,306.87
Total EFT Disbursements		$60,687.23

Total Disbursements		$76,570.22

QuickLinks

June 2002 Consolidated HALO DIP
June 2002 Consolidated Statement of Operations
June 2002 Consolidated Balance Sheet
June 2002 Schedule of Consolidated Post–Petition Tax Filings & Tax Payments